                                                                    Exhibit 10.2

--------------------------------------------------------------------------------------------
PRESALE PROCEEDS SCHEDULE 1.1(a)

                                        Invoiced
                                          CSA          Proceeds     To Rebate    Net Presale
 Country        Administration           Amount        Received      Account      Proceeds
--------------------------------------------------------------------------------------------
UAE             ETISALAT              $41,263,000    $41,263,000                 $41,263,000
--------------------------------------------------------------------------------------------
China           China Telecom         $30,000,000    $25,000,000                 $25,000,000
--------------------------------------------------------------------------------------------
India           VSNL                  $28,940,000                                         $0
--------------------------------------------------------------------------------------------
UK              C&W Comm(MCL)         $26,352,800    $26,352,800                 $26,352,800
--------------------------------------------------------------------------------------------
USA             AT&T                  $23,568,000    $23,568,000                 $23,568,000
--------------------------------------------------------------------------------------------
Germany         DTAG                  $19,336,000    $19,336,000                 $19,336,000
--------------------------------------------------------------------------------------------
Hong Kong       HKTI                  $18,658,850    $18,658,850                 $18,658,850
--------------------------------------------------------------------------------------------
Malaysia        Telecom Malaysia      $12,018,000    $12,018,000                 $12,018,000
--------------------------------------------------------------------------------------------
Japan           IDC                   $10,854,300    $10,854,300   $1,703,250     $9,151,050
--------------------------------------------------------------------------------------------
Korea           Korea Telecom          $9,818,775     $9,818,775                  $9,818,775
--------------------------------------------------------------------------------------------
Japan           KDD                    $9,523,000     $9,523,000                  $9,523,000
--------------------------------------------------------------------------------------------
Iran            TCI                    $8,595,000                                         $0
--------------------------------------------------------------------------------------------
Thailand        CAT                    $8,148,000     $8,148,000                  $8,148,000
--------------------------------------------------------------------------------------------
Spain           Telefonica             $9,279,982     $9,279,982   $1,279,982     $8,000,000
--------------------------------------------------------------------------------------------
Italy           Telecom Italia         $9,350,798     $9,350,798   $1,558,448     $7,792,350
--------------------------------------------------------------------------------------------
USA             Sprint                 $6,495,000     $6,495,000                  $6,495,000
--------------------------------------------------------------------------------------------
Canada          Teleglobe              $5,730,000     $5,730,000                  $5,730,000
--------------------------------------------------------------------------------------------
USA             MCI                    $5,230,000     $5,230,000                  $5,230,000
--------------------------------------------------------------------------------------------
Korea           Dacom                  $5,050,000     $5,050,000                  $5,050,000
--------------------------------------------------------------------------------------------
Kuwait          MOC Kuwait             $5,045,000     $5,045,000                  $5 045,000
--------------------------------------------------------------------------------------------
Belgium         Balgacom               $4,143,000     $4,142,982                  $4,142,982
--------------------------------------------------------------------------------------------
Sweden          Telia AB               $4,034,000     $4,034,000                  $4,034,000
--------------------------------------------------------------------------------------------
Switzerland     Swiss Telecom          $3,960,000     $3,960,000                  $3,960,000
--------------------------------------------------------------------------------------------
Qatar           QTEL                   $3,585,000     $3,564,980                  $3,564,980
--------------------------------------------------------------------------------------------
Australia       Optus                  $3,375,000     $3,375,000                  $3,375,000
--------------------------------------------------------------------------------------------
Bahrain         Batelco                $3,345,000     $3,344,985                  $3,344,985
--------------------------------------------------------------------------------------------
Oman            GTO                    $3,240,000     $3,240,000                  $3,240,000
--------------------------------------------------------------------------------------------
Russia          Rostelecom             $2,745,000     $2,744,983                  $2,744,983
--------------------------------------------------------------------------------------------
USA             Viatel                 $2,720,000       $700,000     $540,000       $180,000
--------------------------------------------------------------------------------------------
Morocco         ONPT                   $2,688,000                                         $0
--------------------------------------------------------------------------------------------
Eqypt           Telecom Eqypt          $2,809,400                                         $0
--------------------------------------------------------------------------------------------
Hungary         HTC                    $2,310,000     $2,310,000                  $2,310,000
--------------------------------------------------------------------------------------------
Poland          Polish Tel.            $2,225,000     $2,225,000                  $2,225,000
--------------------------------------------------------------------------------------------
Turkey          TPTT                   $2,220,000     $2,220,000                  $2,220,000
--------------------------------------------------------------------------------------------
Ukraine         UKRTEC                 $2,110,000     $2,109,985                  $2,109,985
--------------------------------------------------------------------------------------------
Malaysia        Celcom                 $2,100,000     $2,100,000                  $2,100,000
--------------------------------------------------------------------------------------------
Philippines     PLDT                   $1,890,000     $1,890,000                  $1,890,000
--------------------------------------------------------------------------------------------
Taiwan          Chunghwa/ITDC          $1,881,000     $1,881,000                  $1,881,000
--------------------------------------------------------------------------------------------
USA             Facilicom              $1,861,000     $1,853,991                  $1,853,991
--------------------------------------------------------------------------------------------
Netherlands     NPTT                   $1,363,000     $1,363,000                  $1,363,000
--------------------------------------------------------------------------------------------
Philippines     ICC                    $1,350,000                                         $0
--------------------------------------------------------------------------------------------
Norway          Norwegina Telecom      $1,110,000     $1,110,000                  $1,110,000
--------------------------------------------------------------------------------------------
Austria         PTA                      $860,000       $860,000                    $860,000
--------------------------------------------------------------------------------------------
Indonesia       Satelindo                $810,000       $809,958                    $809,958
--------------------------------------------------------------------------------------------
Korea           ONSE                     $765,000                                         $0
--------------------------------------------------------------------------------------------
Japan           ITJ                      $750,000       $751,423       $1,423       $750,000
--------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------
                                        Invoiced
                                          CSA          Proceeds     To Rebate    Net Presale
 Country        Administration           Amount        Received      Account      Proceeds
--------------------------------------------------------------------------------------------
Malta           Tetemalta                $655,000                                        $0
--------------------------------------------------------------------------------------------
Malaysia        Measat                   $525,000       $525,000                    $525,000
--------------------------------------------------------------------------------------------
Bulgaria        Bulgarian Tel. Co.       $410,000       $410,000                    $410,000
--------------------------------------------------------------------------------------------
Monaco          OMT                      $300,000       $300,000                    $300,000
--------------------------------------------------------------------------------------------
USA             MFS                      $240,000       $240,000                    $240,000
--------------------------------------------------------------------------------------------
USA             GTE Hawaii               $210,000       $210,000                    $210,000
--------------------------------------------------------------------------------------------
USA             IDB Worldcom             $210,000       $221,528      $11,528        $21,000
--------------------------------------------------------------------------------------------
Denmark         Telecom Denmark          $150,000       $149,983                    $149,983
--------------------------------------------------------------------------------------------
South Africa    Telkom SA                $145,000       $145,000                    $145,000
--------------------------------------------------------------------------------------------
Indonesia       Indosat                  $125,000                                         $0
--------------------------------------------------------------------------------------------
Tunisia         Tunisia Telecom          $l20,000       $119,968                    $119,968
--------------------------------------------------------------------------------------------
Kazakhstan      Kazak. Telecom           $115,000       $115,000                     $15,000
--------------------------------------------------------------------------------------------
Philippines     ETPI                     $105,000       $105,000                    $105,000
--------------------------------------------------------------------------------------------
Gibraltar       NYNEX Gibraltar           $64,000        $63,990                     $63,990
--------------------------------------------------------------------------------------------
Romania         Romtelecom                $35,000        $34,980                     $34,980
--------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------
                        TOTAL:       $356,694,905   $303,953,239   $5,094,631   $298,858,509
--------------------------------------------------------------------------------------------

                        FLAG Cable System Configuration

                               [GRAPHIC OMITTED]

                                Schedule 1.1(c)
                         Present Value Coverage Ratios

I.    PRESENT VALUE COVERAGE RATIOS

      The "Present Value Coverage Ratios" shall be the collective reference to the Loan Life Coverage Ratio and the Note Life Coverage Ratio (each as defined Part IV of the Schedule).

II.   INFORMATION REQUIRED TO CALCULATE THE PRESENT VALUE COVERAGE RATIOS

      As set forth in the Credit Agreement, the Present Value Coverage Ratios will be calculated by the Borrower quarterly, at the end of each calendar quarter, using a quarterly financial model (the "Compliance Model") acceptable to the Administration Agent.

      The data required to perform the quarterly calculations of the Present Value Coverage Ratios includes the following:

            (i) The Capacity in MTUs planned to be sold in each calendar year staring in 1998 (the "Plan Annual Capacity Sales") over the first ten years of operation in accordance with the FLAG Business Plan on a route by route basis. Quarterly sale of Capacity in MTUs (the "Plan Quarterly Capacity Sales") will be assumed equal to 25% of Plan Annual Capacity Sales within each such calendar year.

            (ii) The standby maintenance payment schedule (the "Closing Standby Schedule") and all Capacity pricing schedules corresponding to various cumulative sales amounts per customer (the "Closing Pricing Schedule") to be provided on the Closing Date, specifying such amounts on a route by route basis.

            (iii) Then current standby maintenance payment schedule and Capacity pricing schedules as of such calendar quarter, which schedules must be consistent with actual amounts reflected in recently executed Capacity Sales Agreements and other types of sales and leases (the "Current Pricing Schedules").

            (iv) The amount of Capacity in MTUs disposed of in the prior quarter (as evidenced by executed Capacity Sales Agreements and other documents), together with the Segments, Capacity prices or lease payments, Standby Maintenance Payment rates, and payment dates related thereto and, after giving effect to such sales of Capacity the amount of Capacity in MTUs remaining to be sold on each Segment.

            (v) The projected Operating Budget in each year (the "Annual Operating Budget") over the first ten years of operation in accordance with the FLAG Business Plan. The quarterly Operating Budget (the "Quarterly Operating Budget") will be assumed to equal to 25% of the Annual Operating Budget within each such calendar year.

III.  ASSUMPTIONS

      Pro forma assumptions used in the calculation of the Present Value Coverage Ratios include the following:

            (i) To the extent revenues are not realized or not expected to be realized when due, corresponding gross revenue reductions will be introduced through a "bad debt factor" as a percentage of such revenues in each succeeding quarter.

            (ii) Prospective operating expenses and permitted capital expenditures will be calculated based upon the initial Operating Budget and operating projections delivered on the Closing Date in accordance with Sections 4.1(u) and 4.1(ac) of the Credit Agreement. To the extent prior actual operating expenses or capital expenditures had been overestimated or underestimated relative to the prospective corresponding amounts provided on the Closing Date, corrections will be introduced through "calibration factors" which will be applied prospectively in succeeding quarters. Such calibration factors will be calculated as the ratio of the aggregate corresponding amounts paid during the prior four quarters (or such shorter period during the first four quarters after closing) to the corresponding assumed amounts in the schedules delivered on the Closing Date.

            (iii) Restoration sales and leasing revenues will be based upon actual I contracts executed. Contracts for restoration sales must be acceptable to the Administrative Agent for this purpose.

            (iv) Unearned revenue movement (net of credits utilized) will be aggregated each quarter until fully utilized.

            (v) Initial rates for Landing Party commissions and discount sales commissions, and bad debts will be set at 3.1%, 3.0%, 3.0%, respectively of gross capacity sales and the initial rate for taxes will be set at 5.0% of the consolidated EBITDA, until historical data is available to appropriately introduce modifications.

IV.   OTHER DEFINITIONS, CALCULATION METHODOLOGY

            "Loan Life Coverage Ratio" shall mean, at any quarterly calculation date, the ratio of (x) the net present value of Projected Cash Available for Debt Service until the Maturity Date (discounted by the then current interest rate on the Term Loans) (y) the Loan Life Outstanding Debt.

            "Loan Life Outstanding Debt" shall mean, at any quarterly calculation date, the sum of (a) the aggregate principal amount of the Term Loans and Revolving Credit Loans then outstanding, and (b) the net present value of scheduled debt service on the Senior Unsecured Notes, including interest and the repayment of principal, discounted by the coupon rate on the Senior Unsecured Notes to the Maturity Date.

            "Note Life Coverage Ratio" shall mean, at any quarterly calculation date, the ratio of (x) the net present value of the Projected Cash Available for Debt Service until the final maturity of the Senior Unsecured Notes (discounted by the then current interest rate on the Term Loans) to (y) the Note Life Outstanding Debt.

            "Note Life Outstanding Debt" shall mean, at any quarterly calculation date, the sum of (a) the aggregate principal amount of the Term Loans and Revolving Credit Loans then outstanding and (b) the then aggregate outstanding amount of the Senior Unsecured Notes.

            "Projected Cash Available for Debt Service" shall mean, in each quarter, an amount equal to the sum of (a) the Projected Quarterly Capacity Revenues (after unearned revenue movement and after payment of Landing Party commissions and discounts, sales commissions, provisions for bad debt, taxes) from the sale of Capacity, net of any amount subject to a rebate obligation, plus (b) prospective quarterly Restoration Payments as evidenced by executed contracts acceptable to the Administrative Agent, net of any amount subject to a rebate obligation, plus (c) prospective quarterly revenue from other executed contracts (including the leasing of Capacity), net of any amount subject to a rebate obligation, plus (d) Projected Quarterly Standby Maintenance Payments reduced by the amount of such Standby Maintenance Payments which are no longer payable as a result of any reconfiguration of the FLAG System, minus (e) prospective quarterly cash expenses (net of repair maintenance expenses and restoration expenses reimbursable by third parties) made in accordance with the Quarterly Operating Budget and permitted capital expenditures (excluding capital expenditures provided for with the Capital Expenditure Account, and other cash payment obligations of Borrower.

            "Projected Quarterly Capacity Revenues" in each succeeding quarter will equal the sum of the product for each route of the Projected Quarterly Capacity Sales, the Selected Current Pricing Schedule (as modified prospectively), the Pricing Calibration Factor, and the Capacity Bad Debt Factor, as more fully described below.

            "Projected Quarterly Capacity Sales (in MIUs)" will be derived by reducing Plan Quarterly Capacity Sales (in MIUs) during each succeeding quarter (in forward order depletion) on a route by route basis by the excess amount, if any, of the sum of the following amounts over the cumulative capacity sales contained in the Plan Quarterly Capacity Sales:
      (a) cumulative capacity previously sold (excluding the MIUs corresponding to the Pre-Sales), (b) cumulative capacity leased, whether directly or on a deferred basis (such leased capacity will be reinstated upon termination of the lease with no purchase options assumed exercised), (c) cumulative unused capacity credits and rebates available (excluding capacity corresponding to the unearned revenue movement), and (d) capacity which can no longer be sold as a result of possible System reconfiguration, segment saturations, and other causes which lead to the reduction or unavailability of sellable unsold capacity inventory.

      The Projected Quarterly Capacity Sales (in MIUs) are then multiplied by the Current Pricing Schedule corresponding to the $40 to $49 million cumulative investment (the "Selected Current Pricing Schedule"), reduced prospectively by the following factors in order to derive the "Calculated Capacity Sales Revenues" in each succeeding quarter on a route-by-route basis: (a) prospectively and incrementally for each quarter by the quarterly percentage price reduction, if any, acrually experienced since the Closing Date (i.e., the "nth" root of the ratio of the current price per route in the Selected Current Pricing Schedule divided by the corresponding price per route in the Closing Pricing Schedules, where "n" is the number of quarters since the Closing Date) and (b) consistent with the CSMG Study and the derivation of the FLAG Business Plan, by 25% for prospective quarters starting the first quarter of 2003.

      The Calculated Capacity Sales Revenues on a route-by-route basis in each succeeding quarter will then be multiplied by the Pricing Calibration Factor and the Capacity Bad Debt Factor in each succeeding period. The Pricing Calibration Factor will be calculated as the ratio of the aggregate Calculated Capacity Sales Revenues during the prior four quarters (or such shorter period during the first four quarters after closing) to the cumulative sales revenue amount on the corresponding Capacity Sales Agreements during such period. The Capacity Bad Debt Factor will initially be assumed to be 3% and will be revised over time as the ratio of the cumulative sales revenue amount on the Capacity Sales Agreements actually paid in cash when due during the prior four quarters (or such shorter period during the first four quarters after closing) to the cumulative sales revenue amount on the corresponding Capacity Sales Agreements during such period.

            "Projected Standby Maintenance Payments" in each succeeding quarter will equal the sum of the product for each route of (a) cumulative Projected Quarterly Capacity Sales (in MIUs, less such capacity sales offered without an obligation to pay Standby Maintenance Payments, if any) plus the MIUs corresponding to Presale Proceeds, (b) the Current Pricing Schedule for standby maintenance payments, modified prospectively and incrementally for each quarter by the quarterly percentage price reduction, if any, actually experienced since the Closing Date (i.e., the "nth" root of the ratio of the current price per route in the Current Pricing Schedule divided by the corresponding price per route in the Closing Pricing Schedule, where "n" is the number of quarters since the Closing Date), (c) the Standby Calibration Factor, calculated as the ratio of the aggregate Calculated Standby Maintenance Payments (equal to the product of the above two factors) during the prior four quarters (or such shorter period during the first four quarters after closing) to the cumulative sales revenue amount billed during such period, and (d) the Standby Bad Debt Factor, which will initially be assumed to be 3% and will be revised over time as the ratio of the cumulative standby maintenance payments actually paid when due during the prior four quarters (or such shorter period during the first four quarters after closing) to the cumulative standby maintenance payments billed (equal to the product of the above three factors) during such period.

                                                                 Schedule 2.1 to
                                                                Credit Agreement

                             Commitments: Addresses

                                          Term Loan      Revolving Credit
      Lender                            Commitment ($)    Commitment ($)
      ------                            --------------    --------------

Barclays Bank PLC                      105,179,054.05       20,945,945.95
222 Broadway
New York, NY 10038
Attn: Mr. Peter Yetman
Tel:  212-412-7683
Fax:  212-412-7511

Gulf International Bank B.S.C.          12,972,972.97        2,027,027.03
380 Madison Avenue - 21st Floor
 New York, NY 10017
Attn: Mr. Thomas E. Fitzherbert
      Vice President
Tel:  212-922-2320
Fax:  212-922-2339

Dresdner Bank AG                        21,621.621.62        3,378,378.38
New York and Grand Cayman
 Branches
75 Wall Street
New York, NY 10005
Attn: Mr. Robert Grella
      Vice President
Tel:  212-429-2252
Fax:  212-429-2129

Merrill Lynch Senior Floating Rate      20,000,000.00                 -0-
 Fund. Inc.
800 Scudders N4 ill Road - Area 2C
Princeton. NJ 08543-9011
Attn: Ann Marie Smith
Tel:  609-282-3 136/41 65
Fax:  609-282-3542

                                         8,648,648.65        1,351,351.35

Bank Brussels Lambert,
New York Branch
630 Fifth Avenue
New York, NY 10111
Attn: Neil McMorrow / Sandra Zafra
Tel:  212-632-5312/5304
Fax:  212-333-5786

Australia and New Zealand Banking       21,621,621.62        3,378,378.38
Group Limited
1177 Avenue of the Americas
New York. NY 10036-2798
Attn: Robert V. Botschka
Tel:  212-801-9883
Fax:  212-801-9131

Westdeutsche Landesbank Girozentrale,   21,621,621.62        3.378,378.38
New York Branch
1211 Avenue of the Americas
New York. NY 10036
Attn: Ralph R. White
Tel:  212-852-6096
Fax:  212-852-6307

Landesbank Sachsen Girozentrale         15,496,621.62        3,378,378.38
Humboldtstr. 25
D-04105 Leipzig
Attn: Hans-Peter Kochs
      Department 314
Tel:  01 1-49-341-979-3313
Fax:  011-49-341-979-3309

BHF-BANK AG. New York Branch            34,594,594.59        5,405,405.41
590 Madison Avenue
New York. NY 10022-2540
Attn: Ms. Heidi Skor
Tel:  212-756-5938
Fax:  212-756-5536

The Sumitomo Trust & Banking            21,621,621.62        3,378,378.38
Co., Ltd., New York Branch
527 Madison Avenue
New York, NY 10022
Attn: Glenda B. Francis
Tel:  212-326-0558
Fax:  212-418-4848

Helaba Dublin Landesbank                21,621,621.62        3,378,378.38
Hessen-Thuringen International
420 Fifth Avenue
New York, NY 10018-2729
Attn: Michael Novack
      Assistant Vice President
Tel:  212-703-5224
Fax:  212-703-5256

Octagon Credit Investors Loan           15,000,000.00                 -0-
 Portfolio, a unit of The Chase
 Manhattan Bank
380 Madison Avenue, 12th Fl.
New York, NY 10017
Attn: Andrew Gordon
Tel:  212-622-3064
Fax:  212-622-3797

                                                              Schedule 2.7(b) to
                                                                Credit Agreement

                  Term Loan Amortation; Principal Payment Dates

   Principal Payment Date                  Contractual Amortization (US$)
   ----------------------                  ------------------------------

      April 30, 1998                                      0
      July 30, 1998                                       0
      October 30, 1998                                    0
      January 30, 1999                                    0
      April 30, 1999                                   320,000
      July 30, 1999                                    320,000
      October 30, 1999                                 320,000
      January 30, 2000                                320,000
      April 30, 2000                                 3,040,000
      July 30, 2000                                  3,040,000
      October 30, 2000                               3,040,000
      January 30, 2001                               3,040,000
      April 30, 2001                                 6,720,000
      July 30, 2001                                  6,720,000
      October 30. 2001                               6,720,000
      January 30, 2002                               6,720,000
      April 30, 2002                                 16,960,000
      July 30, 2002                                  16,960,000
      October 30, 2002                               16,960,000
      January 30, 2003                               16,960,000
      April 30, 2003                                 26,640,000
      July 30, 2003                                  26,640,000
      October 30, 2003                               26,640,000
      January 30, 2004                               26,640,000
      April 30, 2004                                 26,320,000
      July 30, 2004                                  26,320,000
      October 30, 2004                               26,320,000
      January 30, 2005                               26,320,000

SCHEDULE 3.6(a) (page 1 of 2)

                                  FLAG LIMITED
                                 CAPITALIZATION
                            AS OF SEPTEMBER 30, 1997
                                   (UNAUDITED)
                                     (000'S)

                                                                   September 30,
                                                                      1997
                                                                   -------------
Total Long-term debt - Old Credit Facility                          $  615,087
Preferred stock                                                        127,216

Shareholders' equity
  Class A common shares, $.0001 par value                                   13
  Class B common shares, $.0001 par value                                   48
Additional paid in capital (see attached)                              463,630
Accumulated deficit                                                    (79,549)
                                                                    ----------

Total shareholders' equity                                             384,142
                                                                    ----------

Total capitalization                                                $1,126,445
                                                                    ==========

                                                       Page 2 of Schedule 3.6(a)

Aggregate number of shares of Class A Common Stock
   Outstanding as of the Closing Date                                      132,000,000

          NYNEX Network Systems Company                     31,200,000
          Rathburn Limited                                  62,400,000
          Marubeni Telecom Development Limited              12,000,000
          Gulf Associates Communications, Limited           26,400,000

Aggregate number of shares of Class B Common Stock
   Outstanding as of the Closing Date                               --     565,858,740

           NYNEX Network Systems Company                   223,000,410
           Rathburn Limited                                103,341,643
           K.I.N. (Thailand) Company Limited               108,780,685
           Marubeni Telecom Development Limited             54,390,342
           The Asian Infrastructure Fund                    54,390,342
           AT&T Capital Corporation                          5,488,829
           GE Capital Project Finance VI Ltd.               16,466,489

Aggregate number of shares of Preferred Stock
   Outstanding as of the Closing Date (before
   giving effect to the consummation of the Refinancing)            --   1,306,428,578

      AT&T Capital Corporation                             321,529,936
      GE Capital Project Finance VI Ltd.                   984,898,642

                                  FLAG Limited
                      Analysis of Class A Shares (Common)
                            as at December 31, 1997
                          (par value 0.0001 per share)

                                                                                         G.E.       AT&T
                           NYNEX    Gulf Associates    DALLAH      MARUBENI   AIF  TH   Capital    Capital         TOTAL
TOTAL "A" Shares Held
as at 12/31/94          31,200,000    26,400,000     62,400,000   12,000,000   0    0      0           0        132,000,000

1995 ACTIVITY
no activity in 1995

TOTAL "A" Shares Held
as at 12/31/95          31,200,000    26,400,000     62,400,000   12,000,000   0    0      0           0        132,000,000

1996 ACTIVITY
no activity in 1996

TOTAL "A" Shares Held
as at 12/31/96          31,200,000    26,400,000     62,400,000   12,000,000   0    0      0           0        132,000,000

1997 ACTIVITY
no activity in 1997

TOTAL "A" Shares Held
as at 12/31/97          31,200,000    26,400,000     62,400,000   12,000,000   0    0      0           0        132,000,000


SCHEDULE 3.6(a)

                                  FLAG Limited
                       Analysis of Class B Common Shares
                           Additional Paid in Capital

                                                                     FUNDING SHARES ($1/share)               NON-FUNDING
                                              BELL                                                                GE
                                            ATLANTIC       DALLAH       MARUBENI        AIF           TH      Capital Corp.
Total B Shares                             85,399,288    39,575,270    20,829,093    20,629,093    41,658,186      231
Pd for @ 12/31/96

                           % Funded             41.00%        19.00%        10.00%        10.00%        20.00%    0.00%

1997 ACTIVITY
1997 Capital Calls
funded to 09/30/97                        106,600,000    49,400,000    26,000,000    26,000,000    52,000,000        0

                           % Funded             41.00%        10.00%        10.00%        10.00%        20.00%    0.00%

Total B Shares
Pd for @ 09/30/97                         191,999,288    86,975,270    46,829,093    46,829,093    93,658,186      231

                           % Funded             41.00%        10.00%        10.00%        10.00%        20.00%    0.00%

Less: Par Value                                19,200         8,898         4,683         4,863         9,366    1,211

Additional Paid in Capital                191,980,088    88,966,372    46,824,410    46,824,410    93,646,820     (980)

Less:
Payments made to Gulf Associates

Unfunded Par Value
of Class A Common
Shares

Additional Paid in Capital
as at Sept 30, 1997

                                       NON-FUNDING
                                                           Total
                                          AT&T         Pd in Capital     Total #
                                       Capital Corp.         $          Shares o/s
Total B Shares                              77          208,291,238    215,485,946
Pd for @ 12/31/96

                           % Funded       0.00%              100.00%          0.00%

1997 ACTIVITY
1997 Capital Calls
funded to 09/30/97                           0          260,000,000    268,956,243

                           % Funded       0.00%              100.00%

Total B Shares
Pd for @ 09/30/97                           77          488,291,238    484,422,189

                           % Funded       0.00%              100.00%

Less: Par Value                            402               48,443

Additional Paid in Capital                (325)         468,242,795

Less:
Payments made to Gulf Associates                         (4,600,000)

Unfunded Par Value
of Class A Common
Shares                                                      (13,200)

Additional Paid in Capital
as at Sept 30, 1997                                     463,629,595    484,422,189

                                 SCHEDULE 3.6(b)

                                  SUBSIDIARIES

                                      None.

ITALY

Wayleave to use existing ducts issued by Telecom Italia

EGYPT

Right of Way issued by ARENTO for Alexandria Duct Wayleave issued by ARENTO for Alexandria Duct

HONG KONG

Wayleave for Duct Route issued by District Lands Office

CHINA

Land Cable Route Permit issued by Shanghai City Planning and Design Institute Permit for connect Cable Route issued by Shanghai Long Distance
Telecommunications Administration

KOREA

Approval of system provision and installation issued by Ministry of Information and Communications Use Permit issued by National Parks Authority

JAPAN

Notice for use of Public Waters issued by Ministry of Posts and Telecommunications (see a floor occupation)

Permits for Water Use issued by Kanagawa Prefecture (cable route easement within Japanese territorial waters)

Permits for Water Use issued by Tokyo Metropolitan Prefecture (cable route easement within Japanese territorial Waters)

Permit for Water Time issued by Kagoshima Prefecture (cable route easement within Japanese territorial waters)

Permit for Water Use Issued by Nagasaki Prefecture (cable route easement within Japanese territorial waters)

Permit for Occupation on Seashore Preservation Area issued by Civil Work Office of Kanagawa Prefecture (cable route easement at shoreline)

PIPELINE AND POWER CABLE CROSSING AGREEMENTS

Type of Agreement                           Company
-----------------                           -------

Pipeline Crossing Agreement                 EMPL, Madrid

Power Cable Crossing Agreement              Red Electrica, Madrid

Pipeline Crossing Agreement                 EGPC/GUPCO, Cairo

Other Domestic Permits, Wayleaves and Rights of Way Landing Parties are required to obtain and maintain pursuant to Sub-Paragraph 18.2 of the C&MA, which states that "each Landing Party Signatory.... will for the duration of this Agreement maintain all such Licenses in full farce and effect and will obtain or grant and maintain all such additional Licenses as may at any time hereafter be required in its Country for the construction, operation and maintenance of the FLAG Cable System." Examples of Licenses are listed in Appendix B of the C&MA, "FLAG Cable System Initial Costs in Addition to Costs Arising under the Supply Contract", as follows: I

---------------------------------------------------------------------------------------
                                                        PERFORMANCE      INITIAL COST
ITEM #       DESCRIPTION                              RESPONSIBILITY    RESPONSIBILITY
---------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------
  4          Permission in Principle or License       LANDING PARTIES   LANDING PARTIES
             to operate FLAG Cable System in the
             respective countries of the Landing
             Parties
---------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------
  5          Licenses and Permits associated          LANDING PARTIES   LANDING PARTIES
             with Segment "T" (including Building
             and Real Estate Permits, Rights of
             Way for land cable route between cable
             station and beach joint)
---------------------------------------------------------------------------------------

Licenses and Permits which must be obtained and maintained by the Landing Parties pursuant to Item #5 above include, but are not limited to, the following:

UNITED KINGDOM

Wayleave issued by Crown Estates Commission
Wayleave issued by Duchy of Cornwall
Consent of Cable & Wireless (public highway)
Consent of St. Levan Parish Council (playing field)

                           ROUTE PERMIT NOTIFICATIONS

Permit Description                Agency Notified
------------------                ---------------

Notification                      France Ministry of Foreign Affairs

Notification                      Portugal Ministry of Foreign Affairs

Notification                      Morocco Ministry of Foreign Affairs

Notification                      Algeria Ministry of Foreign Affairs

Notification                      Greece Ministry of Foreign Affairs

Notification                      Sudan Ministry of Foreign Affairs

Notification                      Eritrea Ministry of Foreign Affairs

Notification                      Yemen Ministry of Foreign Affairs

Notification                      Oman Ministry of Foreign Affairs

Notification                      Sri Lanka Ministry of Foreign Affairs

Notification                      Philippines Ministry of Foreign Affairs

                                 ROUTE PERMITS

Permit Description                Issuing Authority
------------------                -----------------

Greece Route Permit               Ministry of Foreign Affairs

Oman Route Permit                 Ministry of Foreign Affairs

Cable Laying Permit               Vietnam DGPT

Route Permit/Notification         Taiwan Ministry of Foreign Affairs

                                                                 SCHEDULE 3.7(b)

                   LANDING LICENSE OR PERMISSION IN PRINCIPLE
                               IN LANDING COUNTRY

Permit Description                        Issuing Authority
------------------                        -----------------

Landing License, or Permission in         UK Department of Transport
Principal (UK)

Landing License, or Permission in         Egypt Government (contained in Landing
Principal (Egypt)                         Party Agreement)

Landing License, or Permission in         Thailand Government
Principal (Thailand)

Landing License, or Permission in         Ministry of Energy, Telecommunications
Principal (Malaysia)                      and Post, Malaysia

Landing License, or Permission in         Office of Telecom Authorities
Principal (Hong Kong)

Landing License, or Permission in         Ministry of Information and
Principal (Korea)                         Communication

Landing License, or Permission in         Ministry of Posts and
Principal (Miura)                         Telecommunications

Landing License (China)                   PRC State Planning Committee

Permission in Principle to Sign C&MA      Spain Government Authorities
and Participate in FLAG Project

Verification of Concession                Italy Ministero P.P.T.T.

UAE Landing License                       Fujairah Municipality

India Landing License                     Government of India, Department of
                                          Telecommunications

Landing License, or Permission            Ministry of Pools and
Principle (Ninomiya)                      Telecommunications

                                                                    SCHEDULE 3.9

                                   LITIGATION

1. Mr. Neil Tagare, a former consultant to Bell Atlantic Network Systems (Bermuda) Limited, the marketing agent for the Company, filed suit in 1996 against the Borrower and others in U.S. District Court for the Southern District of New York, alleging that the defendants, inter alia, violated the federal and New York laws prohibiting employment discrimination by mistreating him on the basis of race and ethnicity. Mr. Tagare sought damages of $1.8 million in bonuses which Mr. Tagare states were owed him under his employment contract, and incidental damages, damages for emotional distress and punitive damages in unspecified amounts. On December 8, 1997, summary judgment was entered by Judge William C. Conner in favor of the defendants on all claims, and on January 9, 1998, Mr. Tagare filed a notice of appeal.

      The Borrower has received a full indemnity from BA Worldwide Services Group, Inc., a wholly-owned subsidiary of Bell Atlantic Corporation, against Mr. Tagare's claims.

2. Ms. Judy Ming-Mussenden, a former employee of the Borrower, has threatened to file suit for wrongful termination. The amount claimed is $132,000. The Borrower has been negotiating with Ms. Ming-Mussenden to settle the claim. The settlement amount currently being proposed by the claimant is substantially less than $132,000.

=======================================================================================================================
Party                            Place of Filing                  Collateral Covered
-----------------------------------------------------------------------------------------------------------------------
Marubeni Telecom Development     Westchester County,              All shares of capital stock, notes, and instruments
Ltd.                             New York County,                 issued by FLAG Limited and its successors, now owned
                                 New York Secretary of State      or hereafter acquired by the pledgor, and all of the
                                                                  pledgor's rights and privileges with respect thereto,
                                                                  and all income and profits thereon. and all dividends
                                                                  and other payments and distributions with respect
                                                                  thereto, and all proceeds and products of the
                                                                  foregoing.
-----------------------------------------------------------------------------------------------------------------------

Rathburn Ltd.                    Westchester County,              All shares of capital stock, notes, and instruments
                                 New York County,                 issued by FLAG Limited and its successors. now owned
                                 New York Secretary of State      or hereafter acquired by the pledgor, and all of the
                                                                  pledgor's rights and privileges with respect thereto,
                                                                  and all income and profits thereon. and all dividends
                                                                  and other payments and distributions with respect
                                                                  thereto, and all proceeds and products of the
                                                                  foregoing.
=======================================================================================================================

                                SCHEDULE 3.11(b)

                        COLLATERAL RECORDINGS AND FILINGS

PART A:   UCC FILINGS IN
          THE UNITED STATES

=======================================================================================================================
Party                            Place of Filing                  Collateral Covered
-----------------------------------------------------------------------------------------------------------------------
FLAG Limited                     Westchester County,              Accounts, chattel paper, contract rights, general
                                 New York County,                 intangibles and documents now owned or hereafter
                                 New York Secretary of State      acquired, including all proceeds of the foregoing.
-----------------------------------------------------------------------------------------------------------------------

NYNEX Network Systems            Westchester County,              All shares of capital stock. notes. and instruments
Company                          New York County,                 issued by FLAG Limited and its successors, now owned
                                 New York Secretary of State,     or hereafter acquired by the pledgor, and all of the
                                 Delaware Secretary of State      pledgor's rights and privileges with respect thereto,
                                                                  and all income and profits thereon, and all dividends
                                                                  and other payments and distributions with respect
                                                                  thereto, and all proceeds and products of the
                                                                  foregoing.
=======================================================================================================================

=======================================================================================================================
Party                            Place of Filing                  Collateral Covered
-----------------------------------------------------------------------------------------------------------------------
GE Capital Project Finance VI    Westchester County,              All shares of capital stock, notes, and instruments
Limited                          New York Country,                issued by FLAG Limited and its successors, now owned
                                 New York Secretary of State,     or hereafter acquired by the pledgor, and all of the
                                 Stamford, Connecticut,           pledgor's rights and privileges with respect thereto,
                                 Connecticut Secretary of State   and all income and profits thereon, and all dividends
                                                                  and other payments and distributions with respect
                                                                  thereto, and all proceeds and products of the
                                                                  foregoing.
-----------------------------------------------------------------------------------------------------------------------

AT&T Capital Corporation         Westchester County,              All shares of capital stock, notes, and instruments
                                 New York County,                 issued by FLAG Limited and its successors, now owned
                                 New York Secretary of State,     or hereafter acquired by the pledgor, and all of the
                                 Delaware Secretary of State,     pledgor's rights and privileges with respect thereto,
                                 Morris County, New Jersey,       and all income and profits thereon, and all dividends
                                 New Jersey Secretary of State    and other payments and distributions with respect
                                                                  thereto, and all proceeds and products of the
                                                                  foregoing.
=======================================================================================================================

=======================================================================================================================
Party                            Place of Filing                  Collateral Covered
-----------------------------------------------------------------------------------------------------------------------
Asian Infrastructure Fund        Westchester County,              All shares of capital stock, notes, and instruments
                                 New York County,                 issued by FLAG Limited and its successors, now owned
                                 New York Secretary of State      or hereafter acquired by the pledgor, and all of the
                                                                  pledgor's rights and privileges with respect thereto,
                                                                  and all income and profits thereon, and all dividends
                                                                  and other payments and distributions with respect
                                                                  thereto, and all proceeds and products of the
                                                                  foregoing.
-----------------------------------------------------------------------------------------------------------------------

K.I.N. (Thailand) Company Ltd.   Westchester County,              All shares of capital stock, notes, and instruments
                                 New York County,                 issued by FLAG Limited and its successors, now owned
                                 New York Secretary of State      or hereafter acquired by the pledgor, and all of the
                                                                  pledgor's rights and privileges with respect thereto,
                                                                  and all income and profits thereon, and all dividends
                                                                  and other payments and distributions with respect
                                                                  thereto, and all proceeds and products of the
                                                                  foregoing.
=======================================================================================================================

======================================================================================================================
              Document                                    Nature or                           Nature of
                                                           Charge                              Filing
----------------------------------------------------------------------------------------------------------------------
Pledge Agreement, dated as of January 28,     A first priority security interest   With the Registrar of Companies in
1998, betweeen Rathburn Ltd. and              in favor of the Collateral Trustee   Bermuda pursuant to Section 55(1)
International Trust Company of Bermuda        for the benefit of the secured       of the Companies Act 1981, of
Ltd., as Collateral Trustee                   parties in the Pledged Securities    Bermuda
                                              and in all of its rights and in
                                              all interest dividends and other
                                              payments with respect thereto and
                                              in all shares of FLAG issued to
                                              Pledgor and in any note or
                                              indebtedness
----------------------------------------------------------------------------------------------------------------------
Pledge Agreement, dated as of January 28,     A first priority security interest    With the Registrar of Companies in
1998, between Asian Infrastructure Fund       in favor of the Collateral Trustee    Bermuda pursuant to Section 55(1)
and International Trust Company of            for the benefit of the secured        of the Companies Act 1981, of
Bermuda Ltd., as Collateral Trustee           parties in the Pledged Securities     Bermuda
                                              and in all of its rights and in
                                              all interest dividends and other
                                              payments with respect thereto and
                                              in all shares of FLAG issued to
                                              Pledgor and in any note or
                                              indebtedness
----------------------------------------------------------------------------------------------------------------------
Pledge Agreement, dated as of January 28,     A first priority security interest   With the Registrar of Companies in
1998, between K.I.N. (Thailand) Company       in favor of the Collateral Trustee   Bermuda pursuant to Section 55(1)
Ltd. and International Trust Company of       for the benefit of the secured       of the Companies Act 1981, of
Bermuda Ltd., as Collateral Trustee           parties in the Pledged Securities    Bermuda
                                              and in all of its rights and in
                                              all interest dividends and other
                                              payments with respect thereto and
                                              in all shares of FLAG issued to
                                              Pledgor and in any note or
                                              indebtedness
======================================================================================================================

PART B: CHARGES FILED IN BERMUDA

======================================================================================================================
              Document                                    Nature or                           Nature of
                                                           Charge                              Filing
----------------------------------------------------------------------------------------------------------------------
Security Agreement, dated as of January 28,   A first priority security interest   With the Registrar of
1998. made by FLAG Ltd. in favor of           in all right, title, and interest    Companies in Bermuda
International Trust Company of Bermuda        of FLAG in, to, and under the        pursuant to Section 55(1)
Ltd., as Collateral Trustee                   Collateral as defined in the         of the Companies Act 1981,
                                              Agreement) in favor of the           of Bermuda
                                              Collateral Trustee for the Secured
                                              Parties
----------------------------------------------------------------------------------------------------------------------
Pledge Agreement, dated as of January 28,     A first priority security interest   With the Registrar of
1998, between NYNEX Network Systems           in favor of the Collateral Trustee   Companies in Bermuda
Company and International Trust Company       for the benefit of the secured       pursuant to Section 55(1)
of Bermuda Ltd.. as Collateral Trustee        party in the Pledged Securities      of the Companies Act 1981,
                                              and in all of its rights and         of Bermuda
                                              privileges thereon, and in all
                                              interest, dividends and other
                                              payments with respect thereto and
                                              in all shares of FLAG issued to
                                              Pledgor and in any note or
                                              indebtedness
----------------------------------------------------------------------------------------------------------------------
Pledge Agreement, dated as of January 28,     A first priority security interest   With the Registrar of
1998, between Marubeni Telecom                in favor of the Collateral Trustee   Companies in Bermuda
Development Ltd. and International Trust      for the benefit of the secured       pursuant to Section 55(1)
Company of Bermuda Ltd., as Collateral        parties in the Pledged Securities    of the Companies Act 1981,
Trustee                                       and in all of its rights and         of Bermuda
                                              privileges thereon, and in all
                                              interest, dividends and other
                                              payments with respect thereto and
                                              in all shares of FLAG issued to
                                              Pledgor and in any note or
                                              indebtedness
======================================================================================================================

PART C: OTHER RELEVANT FILINGS

======================================================================================================================
Party                                         Place of Filing                      Collateral Covered
----------------------------------------------------------------------------------------------------------------------
Rathburn Ltd.                                 Register of Mortgages and Charges    All shares of capital stock,
                                              maintained at Rathburn in the        notes, and instruments issued by
                                              British Virgin Islands, Companies    FLAG Limited and its successors,
                                              Registry of the British Virgin       now owned or hereafter acquired by
                                              Islands                              the pledgor, and all of the
                                                                                   pledgor's rights and privileges
                                                                                   with respect thereto, and all
                                                                                   income and profits thereon, and
                                                                                   all dividends and other payments
                                                                                   and distributions with respect
                                                                                   thereto, and all proceeds and
                                                                                   products of the foregoing.
----------------------------------------------------------------------------------------------------------------------
K.I.N. (Thailand) Company Ltd.                Share register of FLAG maintained    All shares of capital stock,
                                              in Bermuda                           notes, and instruments issued by
                                                                                   FLAG Limited and its successors,
                                                                                   now owned or hereafter acquired by
                                                                                   the pledgor, and all of the
                                                                                   pledgor's rights and privileges
                                                                                   with respect thereto, and all
                                                                                   income and profits thereon, and
                                                                                   all dividends and other payments
                                                                                   and distributions with respect
                                                                                   thereto, and all proceeds and
                                                                                   products of the foregoing.
======================================================================================================================

======================================================================================================================
              Document                                    Nature or                           Nature of
                                                           Charge                              Filing
----------------------------------------------------------------------------------------------------------------------
Pledge Agreement, dated as of January 28,     A first priority security interest   With the Registrar of Companies in
1998, between GE Capital Project Finance      in favor of the Collateral Trustee   Bermuda pursuant to Section 55(1)
VI Ltd. and International Trust Company of    for the benefit of the secured       of the Companies Act 1981, of
Bermuda Ltd., as Collateral Trustee           parties in the Pledged Securities    Bermuda
                                              and in all of its rights and
                                              privileges thereon, and in all
                                              interest, dividends and other
                                              payments with respect thereto and
                                              in all shares of FLAG issued to
                                              Pledgor and in any note or
                                              indebtedness
----------------------------------------------------------------------------------------------------------------------
Pledge Agreement, dated as of January 28,     A first priority security interest   With the Registrar of Companies in
1998, between AT&T Capital Corporation        in favor of the Collateral Trustee   Bermuda pursuant to Section 55(1)
and International Trust Company of            for the benefit of the secured       of the Companies Act 1981, of
Bermuda Ltd., as Collateral                   parties in the Pledged Securities    Bermuda
Trustee                                       and in all of its rights and
                                              privileges thereon, and in all
                                              interest, dividends and other
                                              payments with respect thereto and
                                              in all shares of FLAG issued to
                                              Pledgor and in any note or
                                              indebtedness
======================================================================================================================

======================================================================================================================
Party                                         Place of Filing                      Collateral Covered
----------------------------------------------------------------------------------------------------------------------
Asian Infrastructure Fund                     Register of Mortgages and Charges    All shares of capital stock,
                                              maintained at AIF in the Cayman      notes, and instruments issued by
                                              Islands                              FLAG Limited and its successors,
                                                                                   now owned or hereafter acquired by
                                                                                   the pledgor, and all of the
                                                                                   pledgor's rights and privileges
                                                                                   with respect thereto, and all
                                                                                   income and profits thereon, and
                                                                                   all dividends and other payments
                                                                                   and distributions with respect
                                                                                   thereto, and all proceeds and
                                                                                   products of the foregoing.
======================================================================================================================

10.   Landing Party Agreement between FLAG Limited and Telecom Italia, S.p.A.

11.   Landing Party Agreement between FLAG Limited and Korea Telecom.

12.   Landing Party Agreement between FLAG Limited and Telefonica de Espana.

13.   Landing Party Agreement between FLAG Limited and Telekom Malaysia Berhad.

14. Landing Party Agreement between FLAG Limited and The Communications Authority of Thailand.

15. Landing Party Agreement between FLAG Limited and The Directorate General of Telecommunications of the Peoples Republic of China

16. Landing Party Agreement between FLAG Limited and Kokusai Denshin Denwa Co., Ltd.

17.   Landing Party Agreement between FLAG Limited and ARENTO.

18. Amended and Restated Software Development and License Agreement, between FLAG Limited and AT&T Corp., dated as of December 14, 1994.

19. Amended and Restated Technology Escrow Deposit Agreement, between FLAG Limited and AT&T Corp., dated as of December 14, 1994.

20. Program Management Services Agreement dated April 19, 1994 between NYNEX Network Systems Company and FLAG Limited.

21. Marketing Services Agreement dated April 19, 1994 between NNS (Bermuda) Limited and FLAG Limited.

22. Agreement for the Provision of Services (in China) between FLAG Limited and AT&T Submarine Systems Inc. dated April 25, 1997.

23. Agreement for the Provision of Services (in China) between FLAG Limited and KDD Submarine Cable Systems, Inc. dated April 25, 1997.

24. Agreement for the Provision of Services (in India) between FLAG Limited and AT&T Submarine Systems Inc. dated November 22, 1996.

25. Agreement for the Provision of Services (in India) between FLAG Limited and KDD Submarine Cable Systems, Inc. dated December 10, 1996.

26. Agreement for the Sale of Equipment (in India) between FLAG Limited and AT&T Submarine Systems Inc. dated November 22, 1996.

27. Agreement for the Sale of Equipment (in India) between FLAG Limited and KDD Submarine Cable Systems, Inc. dated December 10, 1996.

28. Agreement dated January 27, 1996 between the Egyptian General Petroleum Corporation Gulf of Suez Petroleum Company and FLAG Limited in connection with the crossing of pipelines in the Gulf of Suez by the FLAG Cable System.

29. Agreement dated December 1995 between FLAG Limited and E.M.P.L. for crossing of the Straits of Gibraltar pipelines by the FLAG Cable System.

30. Cable Crossing Agreement dated April 8, 1997 among FLAG Limited, Red Electrica de Espana, S.A. and L'Office National de L'Electricite du Maroc.

31. Barcelona-Savona and FLAG Submarine Cable Systems Restoration Agreement dated October 23, 1997 between FLAG Limited and Telefonica de Espana S.A. and Telecom Italia S.p.A.

32. Rioja and FLAG Submarine Cable Systems Restoration Agreement dated December 1, 1997 between FLAG Limited and Telefonica de Espana S.A., British Telecommunications plc, Belgacom S.A. and PTT Telecom B.V.

33. Restoration Agreement dated September 11, 1997 between Mercury Communications Limited and FLAG Limited.

34. Restoration Agreement dated December 31, 1997 between Telekom Malaysia Berhad and FLAG Limited for utilization of Telekom Malaysia restoration capacity.

35. Restoration Agreement dated November 7, 1997 between Telefonica de Espana and FLAG Limited granting transit capacity for restoration of the FLAG Cable System on Telefonica's network.

36. Restoration Agreement dated December 31, 1997 between Telecom Italia S.p.A. and FLAG Limited for utilization of Telecom Italia restoration capacity (Telecom Italia earth station and backhaul).

3. Registration Agreement dated January 30, 1998 between FLAG Limited and the Initial Purchasers.

4. Purchase Agreement dated January 23, 1998 between FLAG Limited and the Initial Purchasers.

                                                                SCHEDULE 3.19(b)

                            CONTRACTUAL OBLIGATIONS

Project Documents

1. Fiber Optic Link Around the Globe (FLAG) Cable System Construction and Maintenance Agreement, dated December 14, 1994, among FLAG Limited and the signatories thereto, as amended by Amendatory Agreement Nos. 1, 2, 3 and 4 and as amended pursuant to Paragraph 30.3(i).

2. FLAG Cable System Terms and Conditions of Contract, dated December 14, 1994, among TYCO Submarine Systems, Ltd. (formerly AT&T Submarine Systems Inc.), KDD Submarine Cable Systems Inc., Marubeni Corporation and FLAG Limited, as amended by Amendment No. 1 dated July 3, 1995, Amendment No. 2 dated October 19, 1995, Amendment No. 3 dated November 30, 1995, Amendment No. 4 dated September 19, 1996, Amendment No. 5 dated November 14, 1996, Amendment No. 6 dated March 18, 1997 and Amendment No. 7 dated as of October 15, 1997.

3. Each of the Capacity Sales Agreements and Capacity Purchase Orders set forth on Annex 1 hereto.

4. Capacity Lease/Purchase Agreement dated as of November 14, 1997 between FLAG Limited and Telecom Italia S.p.A.

5. Capacity Credit Agreement dated June 25, 1997 between FLAG Limited and Chunghwa Telecom.

6. Capacity Credit Agreement dated June 25, 1997 between FLAG Limited and Viatel Inc.

7. Memorandum of Agreement dated December 14, 1994 between FLAG Limited and Cable & Wireless plc.

8. Landing Party Agreement between FLAG Limited and Hong Kong Telecom International Limited.

9. Landing Party Agreement between FLAG Limited and International Digital Communications, Inc.

37. Restoration Agreement dated November 7, 1997 between Telecom Italia s.p.A. and FLAG Limited (Telecom Italia backhaul).

38. Universal Joint Contract for the FLAG Cable System dated October 30, 1997 between FLAG Limited and Cable & Wireless Marine Limited.

39. Agreement for the Storage of Spare Plant of the FLAG Cable System dated November 10, 1997 between FLAG Limited and Cable & Wireless Marine Limited.

40. Agreement for the Storage of Spare Plant of the FLAG Cable System dated May 17, 1997 between FLAG Limited and S-B Submarine Systems Company Limited.

41. Agreement for Storage of FLAG Submarine Cable System between FLAG Limited and ETISALAT (signed by FLAG, ETISALAT signature pending).

42. Agreement for the Storage of Spare Plant of the FLAG Cable System dated as of April 22, 1997 between FLAG Limited and Telecom Italia.

43. Agreement for the Storage of Spare Plant in the KDD Yokohama Depot for FLAG Cable System dated September 28, 1997 between FLAG Limited and Kokusal Denshin Denwa Co., Ltd.

44.   Atlantic Cable Maintenance Agreement dated as of January 1, 1998.

45. Mediterranean Cable Maintenance Agreement dated November 25, 1992, as amended.

46. Agreement for the Maintenance of Pacific Ocean Cable Systems in the Yokohama Zone dated March 11, 1997, as amended.

47. South East Asia and Indian Ocean Cable Maintenance Agreement dated June 1, 1986, as amended.

48. Agreement for the Maintenance of the FLAG Submarine Cable System dated November 1, 1997 between Emirates Telecommunications Corporation and FLAG Limited.

49. Memorandum of Understanding dated November 30, 1997 between FLAG Limited and Global Telesystems Limited.

50. Operations Contract for the FLAG Network Operations Center dated June 30, 1997.

51. Letter dated August 26, 1997 from Ismail Hassan (ARENTO) to Samih Kawar re: payments to ARENTO

52. Memorandum of Understanding for Sharing of Coherent OTDR for Hong Kong Station dated June 24, 1997 between APCN and FLAG.

53. Construction Agreement for the Construction of Alexandria Cable Conduit System dated March 14, 1996 among FLAG Limited and Consolidated Contractors International Company SAL, as amended.

54. Construction Agreement for Construction of Satun-Songkhla Cable Conduit System dated March 13, 1996 among The Communications Authority of Thailand, FLAG Limited, as Purchaser and PIDO International Co., Ltd., as Contractor.

55. Construction Agreement for Construction of Satun-Songkhla Cable Conduit System dated March 13, 1996 among The Communications Authority of Thailand, FLAG Limited, as Purchaser and United Communication Industry Public Company Limited (Network), as Contractor.

56. Services Contract dated September 30, 1997 between FLAG Limited and P&P Telecom Company Limited.

57. Agreement pursuant to correspondence dated August 28, 1997 and September 11, 1997 between Jamal Abdul-Jalil and Mr. Samir Donia of the Suez Canal Authority Agreement

58. Supplemental Agreement dated October 14, 1997 between HKTI and FLAG Limited on Remedial Burial off Hong Kong.

59. Agreement, dated as of April 19, 1994, by and between NYNEX Network Systems Company, Rathburn Limited, Gulf Associates Communications Limited, Spinconsult S.A., Hormoz Sabet, Reja Sabet, Lua'y Swaidi, FLAG Limited and Fiber Optics Association for International Research Inc.

Non-Project Documents

1. Each of the Financing Documents which are incorporated herein by reference.

2. Senior Unsecured Note Indenture dated January 30, 1998 between FLAG Limited and IBJ Schroeder Bank & Trust Company.

20. Capacity Purchase Order between FLAG Limited and WorldCom Services Inc. (signed by WorldCom, pending FLAG signature).

                                     ANNEX I

                            CAPACITY SALES AGREEMENTS

1. Capacity Sales Agreement dated March 31, 1995 between FLAG Limited and Videsh Sanchar Nigam Limited

2. Capacity Sales Agreement dated December 14, 1994 between FLAG Limited and Telecommunications Company of Iran

3. Capacity Sales Agreement dated November 27, 1995 between FLAG Limited and Office Nationale des Posts & Telecommunications

4. Capacity Sales Agreement dated March 30, 1995 between FLAG Limited and Arab Republic of Egypt National Telecommunications Organization

5. Capacity Sales Agreement dated June 5, 1995 between FLAG Limited and International Communications Corporation

6. Capacity Sales Agreement dated October 17, 1996 between FLAG Limited and ONSE Telecom

7. Capacity Sales Agreement dated December 14, 1994 between FLAG Limited and Telemalta Corporation

8. Capacity Sales Agreement dated December 7, 1995 between FLAG Limited and Telemalta Corporation

9. Capacity Sales Agreement dated October 17, 1996 between FLAG Limited and INDOSAT

10. Capacity Sales Agreement dated December 7, 1995 between FLAG Limited and China Telecom

11. Capacity Sales Agreement dated December 14, 1994 between FLAG Limited and Hungarian Telecommunications Corporation

12. Capacity Sales Agreement dated December 7, 1995 between FLAG Limited and International Digital Communications Inc.

13. Capacity Sales Agreement dated November 1, 1997 between FLAG Limited and Syrian Telecommunications Establishment

14. Capacity Sales Agreement dated September 25, 1997 between FLAG Limited and Telecommunications Company of Iran

15. Capacity Sales Agreement dated November 14, 1997 between FLAG Limited and Telecom Italia S.p.A.

16. Capacity Sales Agreement dated November 14, 1997 between FLAG Limited and Telecom Italia S.p.A.

17. Capacity Sales Agreement dated March 20, 1997 between FLAG Limited and Singapore Telecom.

18. Capacity Purchase Order dated January 24, 1998 between FLAG Limited and Telkom SA Limited.

19. Capacity Purchase Order dated January 25, 1998 between FLAG Limited and Tunisie Telecom.

Available Capacity Schedule (CA Section 3.26)

                               [GRAPHIC OMITTED]

                                                                       Segment
                        ---------------------------------------------------------------------------------------------------------
                          S1        S2        S3     S4,S5       S6        S7        S8        S9       S10       S11        S12

                        UK-Sp     Sp-It     It-Eg    Eg-UAE    UAE-In     In-Ma     Ma-Th     Th-HK    HK-Ch     Ch-Ko      Ko-Ja

Sold / Committed         561       574       322       364       318       220       248       244       618       558       583

Maximum Available       8064      8064      8064      8064      8064      8064      8064      8064      8064      8064      8064

Available Capacity      7503      7490      7742      7700      7746      7844      7816      7820      7446      7506      7481

            (e) Property insurance on an "a11 risk" basis covering tie Borrower's assets including spare parts related to the Project for an amount not less than the full replacement thereof;

            (f) directors and officers liability insurance against claims arising out of any dutifully taken action by any director or officer of the Borrower for an aggregate amount not less than $50,000,000; and


            (g) comprehensive general (primary and excess) liability insurance in an aggregate amount equal to or greater than $25,000,000, to cover such contractual and/or legal liabilities for any one accident or occurrence as are not covered under any more specific insurance and/or to act as excess "umbrella" insurance against risks of the types described in clauses (a) through (c) above on terms satisfactory to the Administrative Agent and in conformity with Applicable Law.

All such insurance shall be on terms which are customary for the class of business and shall also cover the Borrower's subsidiaries.

ADDITIONAL COVENANTS

      1. The Borrower shall pay or cause to be paid as they become due all premiums for insurance required to be maintained pursuant to this Schedule and shall, promptly upon request, deliver or cause to be delivered receipts for payment of premiums or such other evidence of payment reasonably satisfactory to the Administrative Agent. The Borrower shall, upon becoming aware of any of the following, promptly advise the Collateral Trustee and the Administrative Agent of any default in the payment of any premium and of any other act or omission on the part of the Borrower which could reasonably be expected to invalidate or render

                      Schedule 5.9 to the Credit Agreement

                                    INSURANCE

REQUIRED INSURANCE

The Borrower shall, for itself and its subsidiaries, obtain, carry and maintain in full force and effect, at all times, at no cost to the Collateral Trustee, the Administrative Agent or the Lenders, the following minimum insurance coverages from the Closing Date until the Obligations have been paid in hill and the Commitments have been terminated which may include reasonable deductible levels satisfactory to the Administrative Agent (other than as required to satisfy applicable legislation):

      (a) statutory workmen's compensation and/or employer's liability insurance as required by the country and/or the civil jurisdiction in which the Borrower or any of its subsidiaries has an office in an amount not less than the amount required to satisfy applicable legislation but in no event less than $1,000,000 for any one incident or series of incidents or such lesser amount as the Administrative Agent shall approve);

      (b) motor liability insurance for claims arising out of owned or hired vehicles, whether licensed for road use or not in an amount not less than the amount required to satisfy applicable legislation and not less than $1,000,000 combined single limit for the death of or injury to any person per accident and not less than $1,000,000 for the loss of or damage to property resulting from any one accident;

      (c) primary and excess pipeline crossings liability insurance to cover contractual and/or legal liabilities which arise or could arise out of the cable crossing submarine pipelines, fur an aggregate amount not less than $50,000,000.

      (b) to name the Collateral Trustee and the Administrative Agent as additional insureds (the "Additional Insured") and provide that in respect of the interest of any Additional Insured in such policies the insurance shall not be invalidated by any act or neglect of the Collateral Trustee or any other Additional Insured;

      (c) to contain a waiver of any rights of recourse and/or subrogation of the insurer I against the Borrower and the Additional Insureds and a waiver of any rights of the insurer to any set-off or counterclaim or any other deduction, whether by attachment or otherwise, in respect of any liability of either the Borrower or the Additional Insureds;

      (d) to include a loss payable clause with respect to any insurance obtained and I maintained pursuant to Section 1(e) and name the Collateral Trustee as loss payee and to provide that all payments to be made under such policy shall be made jointly to the Collateral Trustee and the Borrower for deposit into the Insurance Proceeds Account;

      (e) to provide that the Additional Insureds shall have no obligation or liability for I premiums, commissions, assessments or calls or other obligations in connection with such insurance (provided, that if the Borrower is in default of its obligations to pay any of the preceding amounts, then the Collateral Trustee may (but shall not be obligated to) pay such amounts at the request of the Majority Lenders, and the Borrower shall pay to the Collateral Trustee on demand such amounts so paid by the Collateral Trustee with interest from the time of payment;

      (f) in an amount sufficient to prevent any coinsurance penalty on property;

            uneaforceable, in whole or in part, any insurance being maintained or required to be maintained by the Borrower pursuant to this Schedule.

      2. The Borrower shall comply with and confirm to, and shall cause to be complied with and confirmed to, (a) all provisions of each insurance policy maintained or required to be maintained pursuant to this Schedule and (b) all requirements of the insurers applicable to the Borrower or any of its subsidiaries or to any of the insured property or to the use, manner of use, occupancy, possession, operation, maintenance, alteration or repair of any of the insured property.

      3. The Borrower shall not do, consent or agree to (and shall not permit any of its subsidiaries to do, consent or agree to) any act or omission which would or could permit any insurer to (a) invalidate any of the insurance maintained or required to be maintained by the Borrower or any of its subsidiaries pursuant to this Schedule, (b) render void or voidable the whole or any part of any of the insurance maintained or required to be maintained by the Borrower or any of its subsidiaries pursuant to this Schedule or (c) bring any particular liability within the scope of an exclusion or exception to any of the insurance maintained or required to be maintained by the Borrower or any of its subsidiaries pursuant to this Schedule.

      4. The Borrower shall cause each insurance policy maintained in accordance with this Schedule:

            (a) to provide that no cancellation, termination or material change in such insurance shall be effective until at least 30 days after the insurer shall have given written notice thereof to the Borrower and the Collateral Trustee. Upon receipt of such notice, the Borrower shall immediately notify the Administrative Agent;

            coverage maintained by the Borrower, nor shall the Collateral Trustee, the Administrative Agent or any Lender be responsible for any representations or warranties made by underwriter.

      9. The Borrower shall cause each insurer or such broker to advise the Borrower in writing of any default in the payment of any premiums or any other act or omission to its knowledge on the part of the Borrower which might invalidate or render unenforceable, in whole or in part, any insurance provided hereunder.

      (g) to provide for deductibles or excesses solely for the account of the Borrower, and, unless otherwise agreed in writing by the Administrative Agent, such deductibles or excesses shall not exceed the norm for the type of insurance to which they apply.

5. Notwithstanding anything to the contrary that may be contained herein, the Borrower may maintain, at its own expense, other insurance on or with respect to the Project, any portion thereof or any property or equipment in connection therewith; provided, that (a) such other insurance shall not conflict with or otherwise Limit the availability of the insurance required to be maintained pursuant to this Schedule and (b) such other insurance shall not reduce the amount of proceeds that would otherwise be payable under the insurance required to be maintained pursuant to this Schedule.

6. On the Closing Date and annually thereafter, the Borrower shall furnish the Collateral Trustee and the Administrative Agent with evidence that the Borrower is maintaining all required insurance. Such evidence of insurance shall be executed by each insurer or by an authorized representative of each insurer where it is not practical for such insurer to execute the evidence of insurance itself. Such evidence of insurance shall identify underwriters, the type of insurance, the insurance limits, the policy term and, shall state that such insurance is in full force and effect.

7. The Borrower shall cause to be deposited in the Insurance Proceeds Account all payments received by the Borrower from any insurer within one Business Day of receipt thereof.

8. Notwithstanding anything to the contrary herein, no provision of this Schedule shall impose on the Collateral Trustee, the Administrative Agent or any Lender any duty or obligation to verify the existence or adequacy of the insurance

                                                             Schedule 8.10(b) to
                                                             Credit Agreement

                             Contingent Amortization

              Calendar Year                  Outstanding Amount (US$)
              -------------                  ------------------------

                   1998                         298,880,000

                   1999                         271,360,000

                   2000                         236,480,000

                   2001                         193,280,000

                   2002                         140,480,000

                   2003                         76,480,000

                   2004                               0
obligation to maintain the Register or (c) the provisions of Section 2.7(e) of the Credit Agreement. the Lender may make (or cause to be made) appropriate notations on the grid attached to this Revolving Credit Note (or on any continuation of such grid).

            All parties now or hereafter liable with respect to this Revolving Credit Note. whether as maker, principal, surety, guarantor, endorser or otherwise, hereby waive presentment, demand, protest, notice of dishonor and all other notices of any kind. No assignment of this Revolving Credit Note and the obligation evidenced hereby (whether in whole or in part) shall be effective unless it shall have been recorded in the Register by the Administrative Agent in accordance with the terms of the Credit Agreement.

            THIS REVOLVING CREDIT NOTE SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

            IN WITNESS WHEREOF, the Borrower has caused this Revolving Credit Note to be executed on its behalf by an authorized officer as of the day and year first above written.

                                              FLAG LIMITED


                                              By________________________________
                                                Title:

                                                                     EXHIBIT A-I

                                    [Form of]

                              REVOLVING CREDIT NOTE

$__________                                                     January 28, 1998

            FOR VALUE RECEIVED, the undersigned, FLAG LIMITED, a company organized and existing under the laws of Bermuda (the "Borrower'), unconditionally promises to pay to the order of _______________ (the "Lender") the principal sum of _______________ DOLLARS ($__________) or, if less, the aggregate unpaid principal amount of all Revolving Credit Loans (as defined in the Credit Agreement referred to below) made by the Lender pursuant to the Credit Agreement, dated as of January 28, 1998 (as amended, supplemented, or otherwise modified from time to time, the "Credit Agreement"), among the Borrower, the various financial institutions (including the Lender) from time to time parties thereto. International Trust Company of Bermuda Limited, as Collateral Trustee, and Barclays Bank PLC, as Administrative Agent, on the Maturity Date. Unless otherwise defined herein, terms used herein shall have the meanings provided in the Credit Agreement.

            The Borrower also promises to pay interest on the unpaid principal amount hereof from time to time outstanding from and including the date hereof until maturity (whether by acceleration or otherwise) and, after maturity, until paid, at the rates per annum and on the dates specified in the Credit Agreement.

            Payments of both principal and interest are to be made without set off or counterclaim in lawful money of the United States of America in same day or immediately available funds to the account designated by the Administrative Agent pursuant to the Credit Agreement.

            This Revolving Credit Note is one of the Revolving Credit Notes referred to in, and evidences the Revolving Credit Loans made by the Lender under, the Credit Agreement, to which reference is made for a description of the security for this Revolving Credit Note and for a statement of the terms and conditions on which the Borrower is permitted and required to make prepayments and repayments of principal of the Indebtedness evidenced by this Revolving Credit Note and on which such Indebtedness may be declared to be or shall automatically become immediately due and payable. This Revolving Credit Note is subject to the provisions of the Credit Agreement and the other Financing Documents.

            Without affecting (a) the obligation of the Lender to maintain in accordance with its usual practice an account or accounts evidencing the indebtedness of the Borrower to the Lender in accordance with the Credit Agreement, (b) the Administrative Agent's

                  REVOLVING CREDIT LOANS AND PRINCIPAL PAYMENT

====================================================================================================================================
       Amount of Revolving Credit
              Loan Made                                 Amount of Principal Repaid       Unpaid Principal Balance
       --------------------------                       --------------------------       ------------------------
       Alternate     Adjusted LIBO    Interest Period   Alternate         Adjusted       Alternate        Adjusted      Notation
Date   Base Rate          Rate        (If Applicable)   Base Rent         LIBO Rate      Base Rate       LIBO Rate       Made by
====================================================================================================================================
 -----------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

====================================================================================================================================

payable. This Term Note is subject to the provisions of the Credit Agreement and the other Financing Documents.

            Without affecting (a) the obligation of the Lender to maintain in accordance with its usual practice an account or accounts evidencing the indebtedness of the Borrower to the Lender in accordance with the Credit Agreement, (b) the Administrative Agent's obligation to maintain the Register or
(c) the provisions of Section 2.7(e) of the Credit Agreement, the Lender may make (or cause to be made) appropriate notations on the grid attached to this Term Note (or on any continuation of such grid).

            All parties now or hereafter liable with respect to this Term Note, whether as maker, principal, surety, guarantor, endorser or otherwise, hereby waive presentment, demand, protest, notice of dishonor and all other notices of any kind. No assignment of this Term Note and the obligation evidenced hereby (whether in whole or in part) shall be effective unless it shall have been recorded in the Register by the Administrative Agent in accordance with the terms of the Credit Agreement.

            THIS TERM NOTE SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK

            IN WITNESS WHEREOF, the Borrower has caused this Term Note to be executed on its behalf by an authorized officer as of the day and year first above written.

                                              FLAG LIMITED


                                              By________________________________
                                                Title:

                                                                    EXHIBIT A-2

                                   [Form of]

                                   TERM NOTE

$___________________                                            January 28, 1998

            FOR VALUE RECEIVED, the undersigned, FLAG LIMITED, a company organized and existing under the laws of Bermuda (the "Borrower"), unconditionally promises to pay to the order of _______________ (the "Lender") the principal sum of __________________ ______ DOLLARS ($________) or, if less, the aggregate unpaid principal amount of the Term Loan made by the Lender pursuant to the Credit Agreement, dated as of January 28, 1998 (as amended, supplemented, or otherwise modified from time to time, the "Credit Agreement"), among the Borrower, the various financial institutions (including the Lender) from time to time parties thereto, International Trust Company of Bermuda Limited, as Collateral Trustee, and Barclays Bank PLC, as Administrative Agent, payable in quarterly installments on Principal Payment Dates, in an amount for each such Principal Payment Date as set forth in the Credit Agreement. To the extent not previously paid, the aggregate unpaid principal amount of all Term Loans made by the Lender shall be payable on the Maturity Date. Unless otherwise defined herein, terms used herein have the meanings provided in the Credit Agreement.

            The Borrower also promises to pay interest on the unpaid principal amount hereof from time to time outstanding from and including the date hereof until maturity (whether by acceleration or otherwise) and, after maturity, until paid, at the rates per annum and on the dates specified in the Credit Agreement.

            Payments of both principal and interest are to be made without set off or counterclaim in lawful money of the United States of America in same day or immediately available funds to the account designated by the Administrative Agent pursuant to the Credit Agreement.

            This Term Note is one of the Term Notes referred to in, and evidences the Term Loans made by the Lender under, the Credit Agreement, to which reference is made for a description of the security for this Term Note and for a statement of the terms and conditions on which the Borrower is permitted and required to make prepayments and repayments of principal of the Indebtedness evidenced by this Term Note and on which such Indebtedness may be declared to be or shall automatically become immediately due and

                        TERM LOANS AND PRINCIPAL PAYMENTS

====================================================================================================================================
       Amount of Term Loan Made                         Amount of Principal Repaid       Unpaid Principal Balance
       --------------------------                       --------------------------       ------------------------
       Alternate     Adjusted LIBO    Interest Period   Alternate         Adjusted       Alternate        Adjusted      Notation
Date   Base Rate          Rate        (If Applicable)   Base Rent         LIBO Rate      Base Rate       LIBO Rate       Made by
====================================================================================================================================
 -----------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

====================================================================================================================================

            (iii) the Proposed Borrowing shall be comprised of [$_________ of ABR Loans,] [$__________ of Eurodollar Loans with an initial Interest Period of ___ month(s) ending on ______,] [and $_____________ of Eurodollar Loans with an initial Interest Period of ______________month(s) ending on _____________].

            The Borrower hereby certifies that [no Designated Event has occurred and is continuing as of the date hereof] [a Designated Event has occurred and is continuing, and (i) the aggregate amount of the Revolving Credit Commitments (without giving effect to any limitation in the availability thereunder pursuant to Section 2.6(e)) is $______ and (ii) the percentage applicable to the date hereof under Section 2.6(e) is _______%]. After giving effect to the Revolving Credit Loans requested herein, the aggregate outstanding principal amount of Revolving Credit Loans shall be $ _______ and the aggregate amount of unused available Revolving Credit Commitments shall be $ _______

            The Borrower has caused this Borrowing Request to be executed and delivered by a Responsible Officer this _____ day of _____________

                                              FLAG LIMITED


                                              By________________________________
                                                Title:

                                                                     EXHIBIT B-1

                                BORROWING REQUEST

                            (Revolving Credit Loans)

Barclays Bank PLC,
 as Administrative Agent
222 Broadway
New York, New York 10038

Attention: Peter Yetman

                                  FLAG LIMITED

Ladies and Gentlemen:

            This Borrowing Request is delivered to you pursuant to Section 2.3 of the Credit Agreement, dated as of January 28, 1997 (as amended, supplemented, or otherwise modified from time to time, the "Credit Agreement"), among FLAG Limited, a company organized and existing under the laws of Bermuda (the "Borrower'), the various financial institutions from time to time parties thereto (collectively, the "Lenders"), Barclays Bank PLC, as administrative agent for the Lenders (in such capacity, the "Administrative Agent") and International Trust Company of Bermuda Limited, as collateral trustee (in such capacity, the "Collateral Trustee"). Unless otherwise defined herein, terms used herein shall have the meanings provided in the Credit Agreement.

            The Borrower hereby gives you notice, irrevocably, pursuant to
Section 2.3 of the Credit Agreement, that the Borrower hereby requests a Revolving Credit Borrowing under the Credit Agreement and, in that connection, sets forth below the information relating to such Revolving Credit Borrowing (the "Proposed Borrowing") as required by Section 2.3 of the Credit Agreement.

            The Borrower hereby requests that Revolving Credit Loans be made as follows:

            (i) the Business Day of the Proposed Borrowing is _________________;

            (ii) the aggregate principal amount of Revolving Credit Loans requested under the Proposed Borrowing is $______________; and

            The Borrower hereby undertakes that in the event of the failure to borrow any Eurodollar Loan on the date specified in this Notice, the Borrower shall compensate each Lender for the loss. cost and expense attributable to such event. In the case of a Eurodollar Loan. the loss to any Lender attributable to any such event may include an amount determined by such Lender to be equal to the excess, if any, of (i) the amount of interest that such Lender would pay for a deposit equal to the principal amount of such Loan for the period from the date of the Proposed Borrowing to the last day of the Interest Period specified above for such Loan if the interest rate payable on such deposit were equal to the Adjusted LIBO Rate for such Interest Period, over (ii) the amount of interest that such Lender would earn on such principal amount for such period if such Lender were to invest such principal amount for such period at the interest rate that would be bid by such Lender (or an affiliate of such Lender) for dollar deposits from other banks in the eurodollar market at the commencement of such period. A certificate of any Lender setting forth the details of any amount or amounts that such Lender is entitled to receive pursuant to this paragraph shall be delivered by such Lender to the Borrower (with a copy to the Administrative Agent) and shall be conclusive absent manifest error. The Borrower hereby undertakes to pay such Lender the amount shown as due within 10 days after receipt thereof

            The Borrower has caused this Borrowing Request to be executed and delivered by a Responsible Officer of the Borrower this _th day of January, 1998.

                                              FLAG LIMITED


                                              By________________________________
                                                Title:

                                                                     EXHIBIT B-2

                                BORROWING REQUEST

                                  (Term Loans)

Barclays Bank PLC,
 as Administrative Agent
222 Broadway
New York. New York 10038

Attention: Peter Yetman

                                  FLAG LIMITED

Ladies and Gentlemen:

            This Borrowing Request is delivered to you in anticipation of entering into the Credit Agreement. dated as of January 28, 1998 (as amended, supplemented, or otherwise modified from time to time, the "Credit Agreement"), among FLAG Limited, a company organized and existing under the laws of Bermuda (the "Borrower"), the various financial institutions from time to time parties thereto (collectively, the "Lenders"), Barclays Bank PLC, as administrative agent for the Lenders (in such capacity, the "Administrative Agent") and International Trust Company of Bermuda Limited, as collateral trustee (in such capacity, the "Collateral Trustee"), Unless otherwise defined herein, terms used herein shall have the meanings provided in the Credit Agreement (whether or not in effect on the date hereof).

            The Borrower hereby gives you irrevocable notice that the Borrower hereby requests a Term Loan Borrowing and, in that connection, sets forth below the information relating to such Term Loan Borrowing (the "Proposed Borrowing").

            The Borrower hereby requests that Term Loans be made as follows:

            (i) the date of the Proposed Borrowing is January 30, 1998:

            (ii) the aggregate principal amount of Term Loans requested under the Proposed Borrowing is $320,000,000; and

            (iii) the Proposed Borrowing shall be comprised of $320,000.000 of Eurodollar Loans with an initial Interest Period of three months ending on April 30, 1998.

      Documents to cancel, suspend or terminate its performance thereunder in accordance with the terms thereof or which could reasonably be expected to excuse any such party from liability for non-performance thereunder unless such cancellation, suspension or termination or non-performance could not reasonably be expected to have a Material Adverse Effect:

            [(d) no action. proceeding or investigation has been instituted or threatened by or before any Governmental Authority, nor has any order, judgment or decree been issued or proposed to be issued by any Governmental Authority, to set aside, restrain, enjoin, limit, restrict or prevent the consummation of the Refinancing;](1)

            (e) the representations and warranties made by the Borrower and any of its Subsidiaries in any Financing Document to which it is a party are true and correct in all material respects on and as of the date hereof (unless any such representation or warranty relates solely to an earlier date, in which ease it shall have been true and correct in all material respects on such earlier date).

      The Borrower has caused this Borrowing Certificate to be executed and delivered, and the certification and warranties herein made, by a Responsible Officer this __day of ________, ____.

                                              FLAG LIMITED


                                              By________________________________
                                                Title:

----------
(1)   To be included for the Borrowing on the Closing Date only.

                                                                       EXHIBIT C

                              BORROWING CERTIFICATE

Barclays Bank PLC
 as Administrative .Agent
222 Broadway
New York, New York 10038

Attention: Peter Yetman

                                  FLAG LIMITED

Ladies and Gentlemen:

            This Borrowing Certificate is delivered to you pursuant to Section 4.2(i) of the Credit Agreement, dated as of January 28, 1998 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among FLAG Limited, a corporation organized and existing under the laws of Bermuda (the "Borrower"), the various financial institutions from time to time parties thereto (collectively, the "Lenders"), Barclays Bank PLC, as administrative agent (in such capacity, the "Administrative Agent") and International Trust Company of Bermuda Limited, as collateral trustee (in such capacity, the "Collateral Trustee"). Unless otherwise defined herein, terms used herein shall have the meanings provided in the Credit Agreement.

            The Borrower submitted a Borrowing Request to the Administrative Agent requesting a Borrowing of Loans on the date hereof and, in connection therewith, and pursuant to Section 4.2(i) of the Credit Agreement. the Borrower hereby certifies that:

            (a) no Default or Event of Default has occurred or is continuing (or shall occur after giving effect to the Loans to be made on the date hereof):

            [(b) the Present Value Coverage Ratios calculated as of the most recent calendar quarter are _______ and _______, respectively, and are no less than 1.5 to l.00;](1)

            (c) no event of force majeure or similar event or condition exists under any Project Document (i) which could reasonably be expected to have a Material Adverse Effect or (ii) which permits or requires any party to any of the Principal Project

----------
(1)   To be included only if Revolving Credit Loans are requested.

                  (B) continued as $ _______________ of Eurodollar Loans with an
            Interest Period of ____ month(s) ending on _______; and

                  (C) convened into $_____________ of ABR Loans.]

      [(iii) $______________ of the currently outstanding principal amount of Revolving Credit Loans currently being maintained as ABR Loans should be: (A) continued as $______________ of ABR Loans;

                  (B) converted into $_____________ of Eurodollar Loans with an
            Interest Period of __ month(s) ending on ______; and

                  (C) converted into $____________ of Eurodollar Loans with an
            Interest Period of __ month(s) ending on ------.]]

      [(b) The Borrower hereby request that Term Loans be [converted] [continued] as follows:

            (i)The effective date of the Proposed Continuation/Conversion is _____________ __, ___(which is a Business Day).

            [(ii) $_______________ of the currently outstanding principal amount of Term Loans currently being maintained as Eurodollar Loans with an Interest Period of ____ month(s), the last day of which is the date of the Proposed Continuation/Conversion referred to in clause (i) above, should be:

                  (A) continued as $______________ of Eurodollar Loans with an
            Interest Period of ___________ month(s) ending on _______;

                  (B) continued as $______________ of Eurodollar Loans with an
            Interest Period of___________ month(s) ending on ______; and

                  (C) converted into $_____________ of ABR Loans.]

      [(iii) $___________ of the currently outstanding principal amount of Term Loans currently being maintained as ABR Loans should be:

                  (A) continued as $_____________ of ABR Loans;

                  (B) converted into $___________ of Eurodollar Loans with an
            Interest Period of __ month(s) ending on ______; and

                  (C) converted into S__________ of Eurodollar Loans with an
            Interest Period of -- month(s) ending on ______.]]

                                                                       EXHIBIT D

                         CONTINUATION CONVERSION NOTICE

Barclays Bank PLC,
 as Administrative Agent
222 Broadway
New York, New York 10038

Attention: Peter Yetman

                                  FLAG LIMITED

Ladies and Gentlemen:

            This Continuation/Conversion Notice is delivered to you pursuant to
Section 2.5 of the Credit Agreement, dated as of January 28 1998 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among FLAG Limited, a company organized and existing under the laws of Bermuda (the "Borrower"), the various financial institutions from time to time parties thereto (collectively, the "Lenders"), Barclays Bank PLC, as administrative agent (in such capacity, the "Administrative Agent") and International Trust Company of Bermuda Limited, as collateral trustee (in such capacity, the "Collateral Trustee"). Unless otherwise defined herein, terms used herein shall have the meanings provided in the Credit Agreement.

            The Borrower hereby gives you notice, irrevocably, pursuant to
Section 2.5 of the Credit Agreement, that the Borrower hereby requests a [conversion] [continuation] of Loans under the Credit Agreement and, in that connection, sets forth below the information relating to such [conversion] [continuation] (the "Proposed Continuation/Conversion") as required by Section
2.5 of the Credit Agreement.

            [(a) The Borrower hereby requests that Revolving Credit Loans be [converted] [continued] as follows:

            (i) The effective date of the Proposed Continuation/Conversion is _________ -- (which is a Business Day).

            [(ii) $___________ of the currently outstanding principal amount of Revolving Credit Loans currently being maintained as Eurodollar Loans with an Interest Period of ______________ month(s), the last day of which is the date of the Proposed Continuation/Conversion referred to in clause (i) above, should be:

                  (A) continued as $____________ __ of Eurodollar Loans with an Interest Period of __ month(s) ending on _______;

            (c) No Event of Default has occurred and continuing.

            The Borrower has caused this Continuation/Conversion Notice to be executed and delivered by a Responsible Officer this _______________ day of _______, __.

                                              FLAG LIMITED


                                              By________________________________
                                                Title:

Financing Document or any other instrument or document furnished pursuant hereto or thereto: and (c) attaches any Notes held by it evidencing the Assigned Facilities and (i) requests that the Administrative Agent, upon request by the Assignee, exchange the attached Notes for a new Note or Notes payable to the Assignee and (ii) if the Assignor has retained any interest in the Assigned Facility, requests that the Administrative Agent exchange the attached Notes for a new Note or Notes payable to the Assignor, in each case in amounts which reflect the assignment being made heresy (and after giving effect to any other assignments which have become effective on the Effective Date).

            3. The Assignee (a) represents and warrants that it is legally authorized to enter into this Assignment and Acceptance; (b) confirms that it has received a copy of the Credit Agreement and the other Financing Documents, together with copies of the financial statements delivered pursuant to Section
3.1 of the Credit Agreement and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment and Acceptance; (c) agrees that it will, independently and without reliance upon the Assignor, the Administrative Agent, the Collateral Trustee or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement, the other Financing Documents or any other instrument or document furnished pursuant hereto or thereto; (d) appoints and authorizes the Administrative Agent and the Collateral Trustee to take such action as agent on its behalf and to exercise such powers and discretion under the Credit Agreement, the other Financing Documents or any other ` instrument or document furnished pursuant hereto or thereto as are delegated to the Administrative Agent or the Collateral Trustee, as the case may be, by the terms thereof, together with such powers as are incidental thereto; and (e) agrees that it will be bound by the provisions of the Credit Agreement and the other Financing Documents and will perform in accordance with its terms all the obligations which by the terms of the Credit Agreement and the Financing Documents are required to be performed by it as a Lender including pursuant to
Section 2.15(e) of the Credit Agreement.

            4. The effective date of this Assignment and Acceptance shall be the Effective Date of Assignment described in Schedule 1 hereto (the "Effective Date"). Following the execution of this Assignment and Acceptance by the Assignor and the Assignee, it will be delivered to the Administrative Agent and, so long as no Default or Event of Default shall have occurred and be continuing, the Borrower, for their prior written consent and it will then be delivered to the Administrative Agent for acceptance by it and recording by the Administrative Agent pursuant to the Credit Agreement, effective as of the Effective Date (which shall not, unless otherwise agreed to by the Administrative Agent, be earlier than five Business Days after the date of such acceptance and recording by the Administrative Agent).

            5. Upon such acceptance and recording, from and after the Effective Date, the Administrative Agent shall make all payments in respect of the Assigned Interest (including payments of principal, interest, fees and other amounts) to the Assignee whether such amounts have accrued prior to the Effective Date or accrue subsequent to the Effective Date. The Assignor and the Assignee shall make all appropriate adjustments in payments by

                                                                       EXHIBIT M

                                     FORM OF
                            ASSIGNMENT AND ACCEPTANCE

            Reference is made to the Credit Agreement, dated as of January 28, 1998 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among FLAG Limited, a corporation organized and existing under the laws of Bermuda (the "Borrower"), the various financial institutions from time to time parties thereto (collectively, the "Lenders"), Barclays Bank PLC, as administrative agent (in such capacity, the "Administrative Agent") and International Trust Company of Bermuda Limited, as collateral trustee (in such capacity, the "Collateral Trustee"). Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

            The Assignor identified on Schedule 1 hereto (the "Assignor") and the Assignee identified on Schedule 1 hereto (the "Assignee") agree as follows:

            1. The Assignor hereby irrevocably sells and assigns to the Assignee without recourse to the Assignor, and the Assignee hereby irrevocably purchases and assumes from the Assignor without recourse to the Assignor, as of the Effective Date (as defined below), the interest described in Schedule 1 hereto (the "Assigned Interest") in and to the Assignor's rights and obligations under the Credit Agreement with respect to those credit facilities contained in the Credit Agreement as are set forth on Schedule 1 hereto (individually, an "Assigned Facility" collectively, the "Assigned Facilities"), in a principal amount for each Assigned Facility as set forth on Schedule I hereto. The Assignor shall be deemed to have assigned to the Assignee, and the Assignee shall be deemed to have purchased from the Assignor, a pro rata share of the Assignor's related rights and obligations under each of the other Financing Documents concurrently with the assignment described above. After giving effect to the foregoing assignment, the Assignor's and Assignee's outstanding Loans and Commitments will be as set forth on Schedule 2 hereto.

            2. The Assignor (a) makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with the Credit Agreement or any other Financing Document or with respect to the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Credit Agreement, any other Financing Document or any other instrument or document furnished pursuant thereto, other than that the Assignor has not created any adverse claim upon the interest being assigned by it hereunder and that such interest is free and clear of any such adverse claim; (b) makes no representation or warranty and assumes no responsibility with respect to the financial condition of the Borrower, any of its Subsidiaries or any other obligor or the performance or observance by the Borrower, any of its Subsidiaries or any other obligor of any of their respective obligations under the Credit Agreement or any other

                                   Schedule 1
                          to Assignment and Acceptance

Name of Assignor: _______________________________________

Name of Assignee: _______________________________________

Effective Date of Assignment: ___________________________


                          Principal           Commitment            Percentage
Credit Facility        Amount Assigned      Amount Assigned         Assigned(1)
---------------        ---------------      ---------------         -----------

Revolving Credit Loan    $___________       $_____________          __.________%

Term Loan                $___________           N/A                 __.________%

[Name of Assignee]                          [Name of Assignor]


By:________________________________         By:___________________________
  Title:                                       Title:

Accepted:                                               Consented To:

BARCLAYS BANK PLC,                                      FLAG LIMITED(2)
as Administrative Agent


By:________________________________         By:___________________________
  Title:                                       Title:

----------
(1) Calculate the Commitment Percentage that is assigned to at least [4] decimal places and show as a percentage of the aggregate Revolving Credit Commitments of all Lenders in the case of Revolving Credit Loans and as a percentage of the aggregate principal amount of Term Loans of all Lenders in the case of Term Loans.
(2) Not necessary if a Default or Event of Default has occurred and is continuing.

the Administrative Agent for periods prior to the Effective Date or with respect to the making of this assignment directly between themselves.

            6. From and after the Effective Date, ( a) the Assignee shall be a party to the Credit Agreement and, to the extent provided in this Assignment and Acceptance, have the rights and obligations of a Lender thereunder and under the other Financing Documents and shall b' bound by the provisions thereof and (b) the Assignor shall, to the extent provided in this Assignment and Acceptance, relinquish its rights and be released from its obligations under the Credit Agreement.

            7. The Assignor and the Assignee hereby agree that the [Assignor] [Assignee](1) will pay to the Administrative Agent the processing fee referred to in Section 11.4 of the Credit Agreement, and it is understood and agreed that this Assignment and Acceptance shall be null and void unless and until such fee is paid by the Effective Date.

            8. The Assignee hereby advises the Administrative Agent the following administrative details with respect to the assigned Loans and Commitments and requests the Administrative Agent (and, the Borrower, if applicable) to consent to the assignment of the Assigned Interest as herein provided in accordance with the terms of the Credit Agreement:

                Address for Notices:
                Institution Name:
                Attention:
                Domestic Office:
                Telephone:
                Facsimile:
                LIBOR Office:
                Telephone:
                Facsimile:

                Payment Instructions:

            9. This Assignment and Acceptance may be executed by the Assignor, the Assignee, the Administrative Agent and, if applicable, the Borrower, in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

            10. This Assignment and Acceptance shall be governed by and construed in accordance with the laws of the State of New York.

            IN WITNESS WHEREOF, the parties hereto have caused this Assignment and Acceptance to be executed as of the date first above written by their respective duly authorized officers on Schedule 1 hereto.

----------
(1)   Insert as appropriate

                                                                       EXHIBIT Q

                               EXPENSE CERTIFICATE


                                                              _____________,____

Barclays Bank PLC, as Administrative Agent
 222 Broadway
New York, New York 10038
Attention: Peter Yetman

International Trust Company of Bermuda Limited, as Collateral Trustee 44 Church Street
Hamilton HM 12, Bermuda
Attention: General Manager

                                Re: FLAG Limited

Dear Gentlemen and Ladies:

            This Expense Certificate is delivered to you pursuant to the Credit Agreement, dated as of January 28, 1998 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among FLAG Limited, a company organized and existing under the laws of Bermuda (the "Borrower"), the various financial institutions from time to time parties thereto as lenders (collectively, the "Lenders"), Barclays Bank PLC, as administrative agent (in such capacity, the "Administrative Agent"), and International Trust Company of Bermuda Limited, as collateral trustee (the "Collateral Trustee"). Unless otherwise defined herein, terms used herein shall have the meanings provided in the Credit Agreement.

            The undersigned hereby certifies that he is a Responsible Officer of the Borrower and, as such, he is authorized to execute this certificate on behalf of the Borrower and further certifies that:

            (1) The following Operating Expenses, payments in respect of capital expenditures and payments in respect of income taxes are due and payable by the Borrower to the following Persons in an amount, for each such Person, in excess of $200,000 and attached hereto are copies of the applicable invoices:

                [INSERT PAYMENTS TO PAYEES IN EXCESS OF $200,000]

            Amount         Description        Payee            Wire Instructions
            ------         -----------        -----            -----------------

            (2) The following Operating Expenses, payments in respect of capital expenditures and payments in respect of income taxes are due and payable by the Borrower to the following Persons in an amount, for each such Person, equal to or less than $200,000 and attached hereto are copies of the applicable invoices:

[INSERT PAYMENTS TO PAYEES WHICH ARE LESS THAN OR EQUAL TO $200,000]

            Amount         Description        Payee
            ------         -----------        -----

            (3) None of the Operating Expenses set forth in items (1) or (2) above are in respect of repair maintenance expenses or restoration expenses reimbursable by third parties.

            (4) The following Operating Expenses, capital expenditures and income taxes are expected to be due and payable by the Borrower to the following Persons in the period after the Operating Expense Transfer Date in respect of which this Certificate is being delivered and prior to the Operating Expense Transfer Date immediately thereafter:

                                Total
                                Estimated       Due
             Description        Amount Due      Date         Payee
             -----------        ----------      ----         -----

      The Borrower requests that $_________ (representing the total of the amounts set forth in this Item 4) be transferred to the Current Account.

            (5) The amounts requested in Item 2 of the previous Expense Certificate were applied by the Borrower to the payments as set forth in such Expense Certificate.

            (6) After giving effect to the requested disbursements set forth in Items 1 and 2 above (together with the aggregate amount of all Operating Expenses and capital expenditures paid by the Borrower and its subsidiaries during the calendar year in which this Expense Certificate is made) the Borrower is in compliance with the then current Operating
      Budget.

            (7) The aggregate Project Revenues of the Borrower since the date of the last Expense Certificate, all of which has been deposited into the Revenue Account, is $_________________. Among such Project Revenues, the aggregate amount subject to rebate obligation is $__________ which should be transferred to the Rebate Account.

            (8) No Default or Event of Default has occurred and be continuing.

            IN WITNESS WHEREOF, the undersigned has executed this Expense Certificate on this __ day of __________________.

                                              FLAG LIMITED


                                              By:_______________________________
                                                Name
                                                Title:

                                   Schedule 2
                          to Assignment and Acceptance

A.    Assignor's Principal Amounts and Commitments after Assignment:

            Outstanding Revolving Credit Loan:             $____________________

            Outstanding Term Loan:                         $____________________

            Revolving Credit Commitment:                   $____________________

            Applicable Percentage:                         ____________________%

B.    Assignee's Principal Amounts and Commitments after Assignment:

            Outstanding Revolving Credit Loan:            $____________________

            Outstanding Term Loan:                        $____________________

            Revolving Credit Commitment:                  $____________________

            Applicable Percentage:                        ____________________%